EXHIBIT 99.1
------------


                             STOCK OPTION AGREEMENT

                  This STOCK OPTION AGREEMENT, dated as of May 4, 2001 (the "Agreement"), is by and between CENIT Bancorp, Inc., a Delaware corporation ("Issuer"), and SouthTrust Corporation, a Delaware corporation ("Grantee").

                  WHEREAS, Issuer and SouthTrust of Alabama, Inc., an Alabama corporation and a wholly-owned subsidiary of Grantee ("ST-Sub"), have entered into an Agreement and Plan of Merger dated as of May 4, 2001 and joined in by Grantee (the "Merger Agreement"), providing for, among other things, the merger of Issuer with and into ST-Sub, with ST-Sub as the surviving corporation (the "Merger"); and

                  WHEREAS, as a condition and inducement to Grantee's execution of the Merger Agreement, Grantee has required that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as defined below);

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

         1. Defined Terms. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Merger
 Agreement.

         2. Grant of Option. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase up to 1,184,426 shares (the "Option Shares") of Common Stock of Issuer, par value $0.01 per share ("Issuer Common Stock"), at a purchase price per Option Share (the "Purchase Price") equal to $ 46.36; provided, however, that in no event shall the number of shares of Issuer Common Stock for which this Option is exercisable exceed 19.9% of the Issuer's issued and outstanding shares of Common Stock. The number of shares of Issuer Common Stock that may be received upon the exercise of the Option and the Purchase Price are subject to adjustment as herein set forth.

         3.       Exercise of Option.

         (a) Provided that (i) Grantee shall not be in material breach of the agreements or covenants contained in this Agreement or the Merger Agreement,
(ii) Issuer shall not have the right to terminate the Merger Agreement in accordance with Section 10.1(c), (d) or (f) of the Merger Agreement, and (iii) no preliminary or permanent injunction or other order against the delivery of the Option Shares issued by any court of competent jurisdiction in the United States shall be in effect, Grantee may exercise the Option, in whole or in part, at any time and from time to time, but only following the occurrence of a Purchase Event (as defined below); provided that the Option shall terminate and be of no further force or effect upon the earlier to occur of (A) the Effective Time of the Merger, (B) the termination of the Merger Agreement in accordance with the terms thereof before the occurrence of a Purchase Event or a Preliminary Purchase Event (other than a termination of the Merger Agreement by Grantee pursuant to Section 10.1(c), (d) or (f) of the Merger Agreement (an "Issuer Default Termination")); (C) the close of business on the 365th day after the occurrence of an Issuer Default Termination; and (D) the close of business on the 365th day after termination of the Merger Agreement (other than an Issuer Default Termination) following the occurrence of a Purchase Event or a Preliminary Purchase Event (hereinafter sometimes referred to as the "Termination Date"); provided that any purchase of Option Shares upon the exercise of the Option shall be subject to compliance with applicable law, and any required Consent of any Regulatory Authority. The rights set forth in
Section 8 of this Agreement shall terminate when the right to exercise the Option terminates (other than as a result of a complete exercise of the Option) as set forth herein.

         (b) As used herein, a "Purchase Event" means any of the following events:

                  (i) without Grantee's prior written consent, Issuer shall have authorized, recommended, publicly proposed or publicly announced an intention to authorize, recommend or propose, or entered into a agreement with any person (other than Grantee or any subsidiary of Grantee) to effect an Acquisition Transaction (as defined below). As used herein, the term "Acquisition Transaction" shall mean (A) a merger, consolidation or similar transaction involving Issuer or any of its subsidiaries (other than transactions solely between Issuer's subsidiaries), (B) the disposition, by sale, lease, exchange or otherwise, of assets of Issuer or any of its subsidiaries representing in either case 10% or more of the consolidated assets of Issuer and its subsidiaries or (C) the issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 10% or more of the voting power of Issuer or any of its significant subsidiaries;

                  (ii) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of, or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 10% or more (unless such person or group is the beneficial owner of 10% or more on the date hereof, in which event a "Purchase Event" shall occur if such person or group acquires an additional 5% or more) of the voting power of Issuer or any of its significant subsidiaries;

                  (iii) any person (other than Grantee or any subsidiary of Grantee) shall have made a bona fide proposal to Issuer or its stockholders by public announcement, or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction; or

                  (iv) after a proposal is made by a third party to Issuer or its stockholders to engage in an Acquisition Transaction, or such third party states its intention to the Issuer to make such a proposal if the Merger Agreement terminates, and thereafter Issuer shall have breached any representation, warranty, covenant or agreement in the Merger Agreement and such breach would entitle Grantee to terminate the Merger Agreement under Section 10.1 thereof (without regard to the cure period provided therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the terms of the Merger Agreement).

         (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

                  (i) any person (other than Grantee or any subsidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act) or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control 10% or more of the then outstanding shares of Issuer Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer", respectively); or

         (ii) the holders of Issuer Common Stock shall not have approved the Merger Agreement at the meeting of such shareholders held for the purpose of voting on the Merger Agreement, such meeting shall not have been held or shall have been canceled prior to termination of the Merger Agreement or Issuer's Board of Directors shall have withdrawn or modified in a manner adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Merger Agreement, in each case, after it shall have been publicly announced that any person (other than Grantee or any subsidiary of Grantee) shall have (A) made, or disclosed an intention to make, a bona fide proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer or (C) filed an application (or given a notice), whether in draft or final form, under the Bank Holding Company Act of 1956, as amended, the Home Owners' Loan Act of 1933, as amended, the Bank Merger Act, as amended, the Change in Bank Control Act of 1978, as amended, or any other applicable law seeking approval to engage in an Acquisition Transaction.

As used in this Agreement, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

         (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Preliminary Purchase Event or Purchase Event, it being understood that the giving of such notice by Issuer shall not be a condition to the right of Grantee to exercise the Option.

         (e) In the event Grantee wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) subject to the next sentence, a place and date not earlier than three (3) business days nor later than fifteen
(15) business days after the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"). If prior notification to or consent of any Regulatory Authority is required in connection with such purchase, then, notwithstanding the prior occurrence of the Termination Date, the Closing Date shall be extended for such period as shall be necessary to enable such prior notification or consent to occur or to be obtained (and the expiration of any mandatory waiting period). Issuer shall co-operate with Grantee in the filing of any applications or documents necessary to obtain any required consent or in connection with any required prior notification and the Closing shall occur immediately following receipt of such consent (or the filing of any such prior notification and the expiration of any mandatory waiting periods).

         (f) Notwithstanding any other provision of this Agreement to the contrary, in no event shall:

                  (i) Grantee's Total Profit (defined below) exceed $4,400,000 and, if it otherwise would exceed such amount, Grantee at its sole election, may either (A) reduce any remaining shares of Issuer Common Stock subject to the Option, (B) deliver to Issuer for cancellation without consideration shares of Issuer Common Stock previously purchased by Grantee pursuant to the exercise of the Option, (C) pay cash to Issuer, or (D) any combination of the foregoing, so that Grantee's actual realized Total Profit shall not exceed $4,400,000 after taking into account the foregoing actions; or

                  (ii) the Option be exercised for a number of shares of Issuer Common Stock that would, as of the date of exercise, result in Grantee's Total Notional Profit (as defined below) exceeding $4,400,000.

                  As used in this Agreement, the term "Total Profit" shall mean the aggregate sum (prior to the payment of taxes) of the following: (i) any net cash amounts received by Grantee pursuant to the sale of shares of Issuer Common Stock received pursuant to the exercise of the Option (or any other securities into which such shares shall be converted or exchanged) to any unaffiliated person less Grantee's purchase price of such shares; (ii) any amount received by Grantee pursuant to Issuer's repurchase of shares of Issuer Common Stock received pursuant to the exercise of the Option less Grantee's purchase price of such shares, and (iii) any amount received by Grantee pursuant to Issuer's repurchase of the Option (or any portion thereof).

                  As used in this Agreement, the term "Total Notional Profit" with respect to any number of shares of Issuer Common Stock as to which Grantee may propose to exercise the Option shall be the Total Profit determined as of the date of such proposed exercise, assuming that the Option was exercised on such date for such number of shares and assuming that such shares, together with all other shares held by Grantee or its affiliates as of such date that were issued pursuant to the exercise of the Option, were sold for cash at the last sale price per share of Issuer Common Stock as quoted on any national securities exchange (including the NASDAQ - National Market System) or, if Issuer Common Stock is not then quoted on any such national securities exchange, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Grantee as of the close of business on the preceding trading day (less customary brokerage commissions).

         4.       Payment and Delivery of Certificates.

         (a) On each Closing Date, Grantee shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date, and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer specified herein.

         (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in Section 4(a) above, (i) Issuer shall deliver to Grantee (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever and subject to no pre-emptive rights, and (B) if the Option is exercised in part only, a new Stock Option Agreement, executed by Issuer, with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder, and (ii) Grantee shall deliver to Issuer a letter agreeing that Grantee shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable federal and state law or of the provisions of this Agreement.

         (c) In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF MAY 4, 2001. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR.

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Grantee shall have delivered to Issuer an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

         (d) Upon the giving by Grantee to Issuer of the written notice of exercise of the Option provided for under Section 3(e) of this Agreement, the tender of the applicable Purchase Price in immediately available funds and the tender of this Agreement to Issuer, Grantee shall be deemed to be the holder of record of the shares of Issuer Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Issuer Common Stock shall not then be actually delivered to Grantee. Issuer shall pay all expenses, and any and all United States federal, state, and local taxes (excluding Grantee's income, franchise, gross receipts or similar taxes) and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section in the name of Grantee or its assignee, transferee, or designee.

         (e) Issuer agrees (i) that it shall at all times maintain, free from pre-emptive rights, sufficient authorized but unissued or treasury shares of Issuer Common Stock so that the Option may be exercised without additional authorization of Issuer Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Issuer Common Stock, (ii) that it will not, by amendment to its Certificate of Incorporation or Bylaws or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer, (iii) promptly to take all action as may from time to time be required (including (A) complying (if applicable) with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. ss. 18a and regulations promulgated thereunder and (B) in the event, under any federal or state law, prior notice to or Consent of any Regulatory Authority is necessary before the Option may be exercised, cooperating fully with Grantee in preparing any required application or notice and providing such information to such Regulatory Authority as such Regulatory Authority may require) in order to permit Grantee to exercise the Option and Issuer duly and effectively to issue shares of Issuer Common Stock pursuant hereto, and (iv) promptly to take all action provided herein to protect the rights of Grantee against dilution.

         5. Representations and Warranties of Issuer. Issuer hereby represents and warrants to Grantee as follows:

         (a) Due Authorization. Issuer has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Issuer. This Agreement has been duly executed and delivered by Issuer.

         (b) Authorized Stock. Issuer has taken all necessary corporate and other action to authorize and reserve and to permit it to issue, and, at all times from the date hereof until the obligation to deliver Issuer Common Stock upon the exercise of the Option terminates, will have reserved for issuance, upon exercise of the Option, the number of shares of Issuer Common Stock necessary for Grantee to exercise the Option, and Issuer will take all necessary corporate action to authorize and reserve for issuance all additional shares of Issuer Common Stock or other securities which may be issued pursuant to Section 7 of this Agreement upon exercise of the Option. The shares of Issuer Common Stock to be issued upon due exercise of the Option, including all additional shares of Issuer Common Stock or other securities which may be issuable pursuant to Section 7 of this Agreement, upon issuance pursuant hereto, shall be duly and validly issued, fully paid and nonassessable, and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, including any pre-emptive right of any shareholder of Issuer, but subject to the voting restrictions contained in the Certificate of Incorporation of Issuer.

         (c) No Violation. Except as disclosed pursuant to the Merger Agreement, the execution, delivery and performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation pursuant to any provisions of the Certificate of Incorporation or By-laws of Issuer or any subsidiary of Issuer or, subject to obtaining any approvals or consents contemplated hereby, result in any violation of any loan or credit agreement, note, mortgage, indenture, lease, plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Issuer or any subsidiary of Issuer or their respective properties or assets which violation would have a Material Adverse Effect on the Condition of Issuer on a consolidated basis.

         6. Representations and Warrants of Grantee. Grantee hereby represents and warrants to Issuer that Grantee has all requisite corporate power and authority to enter to this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery ofthis Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

         7.       Adjustment upon Changes in Capitalization, etc.

         (a) In the event of any change in Issuer Common Stock by reason of a stock dividend stock split, split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Grantee shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Grantee would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a)), the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, the Option, together with any shares of Issuer Common Stock previously issued pursuant hereto, equals 19.9% of the number of shares of Issuer

Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option; provided, the number of shares of Issuer Common Stock subject to the Option following such adjustment shall remain subject to the limitations set forth in 3(f) above.

         (b) In the event that, prior to the Termination Date, Issuer shall enter into an agreement: (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer where Issuer shall be the continuing or surviving corporation, but, in connection with such merger, (A) the then outstanding shares of Issuer Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property, or (B) the outstanding shares of Issuer Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that, upon the consummation of any such transaction and upon the terms and conditions set forth herein, the Option, notwithstanding the fact that as of the date of consummation of such transaction the Termination Date shall have occurred, shall be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either (x) the Acquiring Corporation (as defined below), (y) any person that controls the Acquiring Corporation, or (z) in the case of a merger described in clause (ii), the Issuer (in each case, such entity being referred to as the "Substitute Option Issuer").

         (c) The Substitute Option shall have the same terms as the Option (including without limitation, the limitations set forth in Section 3(f) above), provided that, if the terms of the Substitute Option cannot, because of the applicability of any law or regulation, have the exact terms as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee. The Substitute Option Issuer shall also enter into an agreement with the then-holder or holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

         (d) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of the Issuer Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of each share of Substitute Common Stock subject to the Substitute Option (the "Substitute Purchase Price") shall be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of the Issuer Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares for which the Substitute Option is exercisable.

         (e)      The following terms have the meanings indicated:

                  (i) "Acquiring Corporation" shall mean (x) the continuing or surviving corporation of a consolidation or merger with respect to which Issuer is one of the parties (if other than Issuer), (y) the Issuer in a consolidation or merger or in which the Issuer is the continuing or surviving corporation, and (z) the transferee of all or any substantial part of the Issuer's assets (or the assets of its subsidiaries).

                  (ii) "Assigned Value" shall mean the highest of (x) the price per share of the Issuer Common Stock at which a Tender Offer or Exchange Offer therefor has been made by any person (other than Grantee), (y) the price per share of the Issuer Common Stock to be paid by any person (other than the Grantee) pursuant to an agreement with Issuer, and (z) the highest last sales price per share of Issuer Common Stock quoted on any national securities exchange (including the NASDAQ
         - National Market System) (or if Issuer Common Stock is not quoted on any such national securities exchange, the highest bid price per share on any day as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Grantee) within the six-month period immediately preceding the agreement described in Section 7(b) above; provided, however, that in the event of a sale of less than all of Issuer's assets, the Assigned Value shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Grantee, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. In the event a Tender Offer or Exchange Offer is made for the Issuer Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the Issuer Common Stock shall be determined by a nationally recognized investment banking firm mutually selected by Grantee and Issuer (or if applicable, Acquiring Corporation), provided that if a mutual selection cannot be made as to such investment banking firm, it shall be selected by Grantee.

                  (iii) "Average Price" shall mean the average last sales price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, as quoted on any national securities exchange (including the NASDAQ - National Market System), and if the Substitute Common Stock is not quoted on any such national securities exchange, the average of the bid price for the one year period described above, as quoted on the principal trading market or securities exchange on which such Substitute Common Stock is traded, as reported by a recognized source, as chosen by Grantee, but in no event higher than the last sales price or closing price or the bid price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger, or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the person merging into Issuer or by any company which controls or is controlled by such person, as Grantee may elect.

                  (iv) "Substitute Common Stock" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option issuer.

         (f) In no event pursuant to any of the foregoing paragraphs shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of the Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the aggregate of the shares of the Substitute Common Stock but for this clause (f), the Substitute Option Issuer shall make a cash payment to Grantee equal to the amount of (i) the value of the Substitute Option without giving effect to the limitation in this clause (f) in excess of (ii) the value of the Substitute Option after giving effect to the limitation in this clause (f). This difference in value shall be determined by a nationally recognized investment banking firm selected by Grantee.

         (g) Issuer shall not enter into any transaction described in subsection
(b) of this Section 7 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assumes in writing all of the obligations of Issuer hereunder and takes all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the shares of Substitute Common Stock are in no way distinguished from or have lesser economic value (other than any diminution resulting from the fact that the Shares of Substitute Common Stock are "restricted securities" within the meaning of Rule 144 under the Securities Act) than other shares of common stock issued by the Substitute Option Issuer).

         (h) The provisions of Sections 8, 9 and 10 shall apply, with appropriate adjustments, to any securities for which the Option becomes exercisable pursuant to this Section 7 and, as applicable, references in such sections to "Issuer," "Option," "Purchase Price," and "Issuer Common Stock" shall be deemed to be references to "Substitute Option Issuer," "Substitute Option," "Substitute Purchase Price," and "Substitute Common Stock," respectively.

         8.       Repurchase at the Option of Grantee.

         (a) Subject to the last sentence of Section 3(a) of this Agreement, at the request of Grantee at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d)) and ending at the close of business 365 days thereafter, Issuer shall repurchase from Grantee the Option and all shares of Issuer Common Stock purchased by Grantee pursuant hereto with respect to which Grantee then has beneficial ownership. The date on which Grantee exercises its rights under this Section 8 is referred to as the "Request Date". Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

                  (i) the aggregate Purchase Price paid by Grantee for any shares of Issuer Common Stock acquired pursuant to complete or partial exercise of the Option with respect to which Grantee then has beneficial ownership;

                  (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Issuer Common Stock over (y) the Purchase Price (subject to adjustment pursuant to Section 7), multiplied by the number of shares of Issuer Common Stock with respect to which the Option has not been exercised; and

                  (iii) the excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Grantee for each share of Issuer Common Stock with respect to which the Option has been exercised and with respect to which Grantee then has beneficial ownership, multiplied by the number of such shares.

         (b) If Grantee exercises its rights under this Section 8, Issuer shall, within ten (10) business days after the Request Date, pay the Section 8 Repurchase Consideration to Grantee in immediately available funds, and contemporaneously with such payment Grantee shall surrender to Issuer the Option and the certificates evidencing the shares of Issuer Common Stock purchased thereunder with respect to which Grantee then has beneficial ownership, and Grantee shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. Notwithstanding the foregoing, to the extent that prior notification to or Consent of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 8 Repurchase Consideration, or Issuer is prohibited under applicable law or regulation, or as a consequence of administrative policy, from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify Grantee and thereafter deliver from time to time, and as permitted by applicable law or regulation, that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying within five business days after the date on which Issuer is no longer prohibited; provided, however, that if Issuer at any time is prohibited under applicable law or regulation, or as a consequence of administrative policy, from delivering to the Grantee the Section 8 Repurchase Consideration, in full (and Issuer hereby undertakes to use its best efforts to obtain all required consents of regulatory authorities and to file any required notices as promptly as practicable in order to accomplish such repurchase), the Grantee may, at its option, revoke its request that Issuer repurchase the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to the Grantee that portion of the Section 8 Repurchase Consideration that Issuer is not prohibited from delivering; and (ii) deliver, to the Grantee either (A) a new Stock Option Agreement evidencing the right of Issuer to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Section 8 Repurchase Consideration less the portion thereof theretofore delivered to the Grantee and the denominator of which is the Section 8 Repurchase Consideration, or (B) a certificate for the Option Shares it is then prohibited from repurchasing.

         Notwithstanding anything herein to the contrary, all of Grantee's rights under this Section 8 shall terminate on the Termination Date of this Option pursuant to Section 3(a) of this Agreement.

         (c) For purposes of this Agreement, the "Applicable Price" means the highest of: (i) the highest price per share of Issuer Common Stock paid for any such share by the person or groups described in Section 8(d)(i) below;
(ii) the price per share
of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) above; or (iii) the highest last sales price per share of Issuer Common Stock quoted on any national securities exchange (including the Nasdaq - National Market) (or if Issuer Common Stock is not quoted on any such national securities exchange, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Grantee) during the sixty (60) business days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Grantee, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Grantee and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

         (d) As used herein, a "Repurchase Event" shall occur if (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 50% or more of the then outstanding shares of Issuer Common Stock, or (ii) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) of this Agreement shall be consummated.

         9.       Registration Rights.

         (a) Demand Registration Rights. Issuer shall, subject to the conditions of subparagraph (c) below, if requested by Grantee, as expeditiously as possible prepare and file a registration statement under the Securities Act (or similar document under analogous bank securities regulations) if such registration is necessary in order to permit the sale or other disposition of any or all shares of Issuer Common Stock or other securities that have been acquired by or are issuable to Grantee upon exercise of the Option in accordance with the intended method of sale or other disposition stated by Grantee in such request, including without limitation a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and Issuer shall use its best efforts to qualify such shares or other securities for sale under any applicable state securities laws.

         (b) Additional Registration Rights. If Issuer at any time after the exercise of the Option proposes to register any shares of Issuer Common Stock under the Securities Act in connection with an underwritten public offering of such Issuer Common Stock, Issuer will promptly give written notice to Grantee (and any permitted transferee) of its intention to do so and, upon the written request of Grantee (or any such permitted transferee of Grantee) given within 30 days after receipt of any such notice (which request shall specify the number of shares of Issuer Common Stock intended to be included in such underwritten public offering by Grantee (or such permitted transferee)), Issuer will cause all such shares, the holders of which shall have requested participation in such registration, to be so registered and included in such underwritten public offering; provided, that the Issuer may elect not to cause all of the shares for which the Grantee has requested participation in such registration to be registered and included in such underwritten public offering if the underwriters, for good business reasons and in good faith, object to such inclusion.

         (c) Conditions to Required Registration. Issuer shall use all reasonable efforts to cause each registration statement referred to in subparagraph (a) above to become effective and to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective, provided, however, Issuer shall not be required to register Option Shares under the Securities Act pursuant to subparagraph (a) above:

                  (i) prior to the earliest of (a) termination of the Merger Agreement, and (b) a Purchase Event or a Preliminary Purchase Event;

                  (ii)     more than once during any calendar year; and

                  (iii) within 90 days after the effective date of a registration referred to in subparagraph (b) above pursuant to which the holder or holders of the Option Shares concerned were afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested.

         In addition to the foregoing, Issuer shall not be required to maintain the effectiveness of any registration statement after the expiration of 270 days from the effective date of such registration statement. Issuer shall use all reasonable efforts to make any filings, and take all steps, under all applicable state securities laws to the extent necessary to permit the sale or other disposition of the Option Shares so registered in accordance with the intended method of distribution for such shares.

         (d) Expenses. Except where applicable state law prohibits such payments, Issuer will pay all of its expenses (including, without limitation, registration fees, qualification fees, blue sky fees and expenses, legal expenses, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if Issuer so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to subparagraph (a) or (b) above (including the related offerings and sales by holders of Option Shares) and all other qualifications, notifications or exemptions pursuant to subparagraph (a) or (b) above.

         (e) Indemnification. In connection with any registration under subparagraph (a) or (b) above Issuer hereby indemnifies the holder of the Option Shares, and each underwriter thereof, including each person, if any, who controls such holder or underwriter within the meaning of Section 15 of the Securities Act, against all expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or alleged untrue statement that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to Issuer by such indemnified party expressly for use therein, and Issuer and each officer, director and controlling person of Issuer shall be indemnified by such holder of the Option Shares, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement, that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in conformity with, information furnished in writing to Issuer by such holder or such underwriter, as the case may be, expressly for such use.

         Promptly upon receipt by a party indemnified under this subparagraph
(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this subparagraph (e), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party under this subparagraph (e). In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party either agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or
(iii) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interest of the indemnified party, in which case the indemnifying party shall be entitled to assume the defense of such action notwithstanding its obligation to bear fees and expenses of such counsel. No indemnifying party shall be liable for any settlement entered into without its consent, which consent may not be unreasonably withheld.

         If the indemnification provided for in this subparagraph (e) is unavailable to a party otherwise entitled to be indemnified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indemnified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by Issuer, the selling shareholders and the underwriters from the offering of the securities and also the relative fault of Issuer, the selling shareholders and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim; provided, however, that in no case shall the holders of the Option Shares be responsible, in the aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation by any holder to indemnify shall be several and not joint with other holders.

         In connection with any registration pursuant to subparagraph (a) or (b) above, Issuer and each holder of any Option Shares (other than Grantee) shall enter into an agreement containing the indemnification provisions of this subparagraph (e).

         (f) Miscellaneous Reporting. Issuer shall comply with all reporting requirements and will do all such other things as may be necessary to permit the expeditious sale at any time of any Option Shares by the holder thereof in accordance with and to the extent permitted by any rule or regulation promulgated by the SEC from time to time. Issuer shall at its expense provide the holder of any Option Shares with any information necessary in connection with the completion and filing of any reports or forms required to be filed by them under the Securities Act or the Exchange Act, or required pursuant to any state securities laws or the rules of any stock exchange.

         (g) Issue Taxes. Issuer will pay all stamp taxes in connection with the issuance and the sale of the Option Shares and in connection with the exercise of the Option, and will save Grantee harmless, without limitation as to time, against any and all liabilities, with respect to all such taxes.

         10. Quotation; Listing. If Issuer Common Stock or any other securities to be acquired upon exercise of the Option are then authorized for quotation or trading or listing on any national securities exchange (including the NASDAQ - National Market System) or any securities exchange, Issuer, upon the request of Grantee, will promptly file an application, if required, to authorize for quotation or trading or listing the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on any such national securities exchange and will use its best efforts to obtain approval, if required, of such quotation or listing as soon as practicable.

         11. Division of Option. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Grantee, upon presentation and surrender of this Agreement at the principal office of Issuer for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated,

Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

         12.      Miscellaneous.

         (a) Expenses. Except as otherwise provided in Section 9 of this Agreement, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision if such waiver is in writing. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         (c) Entire Agreement; No Third-Party Beneficiary; Severability. This Agreement, together with the Merger Agreement and the other documents and instruments referred to herein and therein, between Grantee and Issuer (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties hereto (other than any transferees of the Option Shares or any permitted transferee of this Agreement pursuant to Section 12(h)) any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option does not permit Grantee to acquire, or does not require Issuer to repurchase, the full number of shares of Issuer Common Stock as provided in Sections 3 and 8 (as adjusted pursuant to Section 7), it is the express intention of Issuer to allow Grantee to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible without any amendment or modification hereof.

         (d) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Alabama without regard to any applicable conflicts of law rules.

         (e) Descriptive Heading. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         (f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or a such other address for a party as shall be specified by like notice):



         If to Issuer to:       CENIT Bancorp, Inc.
                                300 East Main Street, Suite 1350
                                Norfolk, Virginia 23510
                                Telecopy Number: (757) 446-6700
                                Attention: Michael S. Ives
                                President and Chief Executive Officer
         with a copy to:  Willcox & Savage, P.C.
                                1800 Bank of America Center
                                One Commercial Place
                                Norfolk, Virginia 23510
                                Telecopy Number: (757) 628-5566
                                Attention: James J. Wheaton, Esquire

         If to Grantee to:SouthTrust Corporation
                                420 North 20th Street
                                Birmingham, Alabama  35203
                                Telecopy Number: (205) 254-6695
                                Attention: Alton E. Yother
                                Senior Vice President

         with a copy to:  Bradley Arant Rose & White LLP
                                2001 Park Place, Suite 1400
                                Birmingham, Alabama  35203
                                Telecopy Number:  (205) 251-8800
                                Attention: Paul S. Ware, Esq.

         (g) Counterparts. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

         (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Grantee may assign this Agreement to a wholly owned subsidiary of Grantee and Grantee may assign its rights hereunder in whole but not in part after the occurrence of a Purchase Event. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         (i) Further Assurances. In the event of any exercise of the Option by Grantee, Issuer and Grantee shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

         (j) Specific Performance. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

                  IN WITNESS WHEREOF, Issuer and Grantee have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

                                  CENIT BANCORP, INC.

                                  By:
                                      ------------------------------------------
                                                 Michael S. Ives
                                            Its Chief Executive Officer


ATTEST:
By:  ___________________
Name: _________________
Its:  ___________________



[CORPORATE SEAL]


                                                 SOUTHTRUST CORPORATION

                                  By:
                                     -------------------------------------------
                                                Alton E. Yother
                                       Its Secretary, Treasurer and Controller
ATTEST:
By:  ___________________
     Gary E. Kennedy
  Its Assistant Secretary



[CORPORATE SEAL]